UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 19, 2002


                               CALPINE CORPORATION

                            (A Delaware Corporation)

                        Commission File Number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977


                           50 West San Fernando Street

                           San Jose, California 95113

                            Telephone: (408) 995-5115

ITEM 5.  OTHER EVENTS

     On September 19, 2002, Calpine Corporation announced it has entered into an agreement with Calgary, Alberta-based Pengrowth Corporation (Pengrowth) [TSX:PGF-U], for Pengrowth to acquire substantially all of Calpine's British Columbia oil and gas properties for approximately US$248 million, or approximately Cdn$387.5 million.

     On September 20, 2002, Calpine Corporation announced that the syndicate of underwriters, jointly led by Scotia Capital Inc. and CIBC World Markets Inc., has fully exercised the overallotment option that it was granted as part of the initial public offering of Trust Units in the newly established Calpine Power Income Fund (the "Fund"). As a result, the underwriters have acquired 3,450,000 additional Trust Units of the Fund at Cdn$10 per Trust Unit, generating Cdn$34.5 million. This brings the total gross amount of the initial public offering to Cdn$264.5 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

     99.0 Press release dated September 19, 2002 - Calpine To Sell British Columbia Oil and Gas Properties

     99.1 Press release dated September 20, 2002 - Calpine Sells Additional 3.45 Million Canadian Power Income Fund Units


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CALPINE CORPORATION


                          By: /s/ Charles B. Clark, Jr.
                              -------------------------
                              Charles B. Clark, Jr.
                      Senior Vice President and Controller
                            Chief Accounting Officer

Date:  September 20, 2002

EXHIBIT 99.0

NEWS RELEASE                                              CONTACTS: 408/995-5115
                                        Media Relations: Katherine Potter, X1168
                                         Investor Relations: Rick Barraza, X1125


             CALPINE TO SELL BRITISH COLUMBIA OIL AND GAS PROPERTIES

     (SAN JOSE, CALIF.) September 19, 2002 - Calpine Corporation [NYSE:CPN] today announced it has entered into an agreement with Calgary, Alberta-based Pengrowth Corporation (Pengrowth) [TSX:PGF-U], administrator of Pengrowth Energy Trust, for Pengrowth to acquire substantially all of Calpine's British Columbia oil and gas properties for approximately US$248 million, or approximately Cdn$387.5 million. Of the total consideration, approximately 60% is to be paid in cash, with the remainder to be paid through the purchase in the open market and tendering of Calpine debt securities by Pengrowth. The assets represent approximately 171 billion cubic feet of gas equivalent proved reserves (net of royalties), 48 percent of which are oil and liquids. Calpine retains a call on future purchases of oil and gas production from these assets. The transaction is effective July 1, 2002 and is scheduled to close on or about October 1, 2002.

     "This divestiture further enhances Calpine's liquidity and financial strength," stated Calpine's CFO and executive vice president Bob Kelly. "It also is consistent with Calpine's strategy of increasing our cash position while retaining the long-term value of our core power generation business and provides an important call on gas produced by these assets."

     The British Columbia assets represent approximately 167,000 net developed acres and 380,000 net undeveloped acres of petroleum and natural gas rights. Current production from these assets is approximately 75.2 million cubic feet of gas equivalent per day (net of royalties).

     Based in San Jose, Calif., Calpine Corporation is an independent power company that is dedicated to providing customers with clean, efficient, natural gas-fired power generation. It generates and markets power through plants it develops, owns and operates in 23 states in the United States, three provinces in Canada and in the United Kingdom. Calpine also is the world's largest producer of renewable geothermal energy, and it owns approximately 1.0 trillion cubic feet equivalent of proved natural gas reserves in Canada and the United States. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information about Calpine, visit its website at www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forwardlooking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) the timing and extent of deregulation of energy markets and the rules and regulations adopted on a transitional basis with respect thereto; (ii) the timing and extent of changes in commodity prices for energy, particularly natural gas and electricity; (iii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain the necessary permits to operate, failure of third-party contractors to perform their contractual obligations or failure to obtain financing on acceptable terms; (iv) unscheduled outages of operating plants; (v) unseasonable weather patterns that produce reduced demand for power;
(vi) systemic  economic  slowdowns,  which can adversely  affect  consumption of power by businesses and consumers; (vii) cost estimates are preliminary and actual costs may be higher than estimated; (viii) a competitor's development of lower-cost generating gas-fired power plants; (ix) risks associated with marketing and selling power from power plants in the newly-competitive energy market; (x) the successful exploitation of an oil or gas resource that ultimately depends upon the geology of the resource, the total amount and costs to develop recoverable reserves and operations factors relating to the extraction of natural gas; (xi) the effects on the Company's business resulting from reduced liquidity in the trading and power industry; (xii) the Company's ability to access the capital markets on attractive term; (xiii) sources and uses of cash are estimates based on current expectations; actual sources may be lower and actual uses may be higher than estimated; (xiv) the direct or indirect effects on the Company's business of a lowering of its credit rating (or actions it may take in response to changing credit rating criteria), including, increased collateral requirements, refusal by the Company's current or potential counterparties to enter into transactions with it and its inability to obtain credit or capital in desired amounts or on favorable terms; and (xv) other risks identified from time-to-time in our reports and registration statements filed with the SEC, including the risk factors identified in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 and in our Annual Report on Form 10-K for the year ended December 31, 2001, which can be found on the Company's web site at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.

EXHIBIT 99.1

NEWS RELEASE                                                            CONTACT:
                           Investor Relations: Rick Barraza, 408/995-5115, X1125
                                 Media Relations: Katherine Potter, 408/792-1168


                      CALPINE SELLS ADDITIONAL 3.45 MILLION
                        CANADIAN POWER INCOME FUND UNITS

     (SAN JOSE, CALIF.) September 20, 2002 - Calpine Corporation [NYSE:CPN] (Calpine), a leading North American power producer, today announced that the syndicate of underwriters, jointly led by Scotia Capital Inc. and CIBC World Markets Inc., has fully exercised the overallotment option that it was granted as part of the initial public offering of Trust Units in the newly established Calpine Power Income Fund (the "Fund"). As a result, the underwriters have acquired 3,450,000 additional Trust Units of the Fund at Cdn$10 per Trust Unit, generating Cdn$34.5 million. This brings the total gross amount of the initial public offering to Cdn$264.5 million.

     As an unincorporated open-ended trust, the Fund invests in electrical power generation, transmission and distribution assets. It indirectly owns interests in two power plants in British Columbia and Alberta and has a loan interest in a power plant in Ontario. The Fund is managed by Calgary, Alberta-based Calpine Canada Power Ltd. Trust Units are listed on the Toronto Stock Exchange under the symbol CF.UN.

     The securities offered have not been registered under the U.S. Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This news release shall not constitute an offer to buy these securities in any state of the United States or province of Canada.

     Based in San Jose, Calif., Calpine Corporation is an independent power company that is dedicated to providing customers with clean, efficient, natural gas-fired power generation. It generates and markets power through plants it develops, owns or operates in 23 states in the United States, three provinces in Canada and in the United Kingdom. Calpine also is the world's largest producer of renewable geothermal energy, and it owns 1.0 trillion cubic feet equivalent of proved natural gas reserves in Canada and the United States. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information about Calpine, visit its website at www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) the timing and extent of deregulation of energy markets and the rules and regulations adopted on a transitional basis with respect thereto; (ii) the timing and extent of changes in commodity prices for energy, particularly natural gas and electricity; (iii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain the necessary permits to operate, failure of third-party contractors to perform their contractual obligations or failure to obtain financing on acceptable terms; (iv) unscheduled outages of operating plants; (v) unseasonable weather patterns that produce reduced demand for power;
(vi) systemic  economic  slowdowns,  which can adversely  affect  consumption of power by businesses and consumers; (vii) cost estimates are preliminary and actual costs may be higher than estimated; (viii) a competitor's development of lower-cost generating gas-fired power plants; (ix) risks associated with marketing and selling power from power plants in the newly-competitive energy market; (x) the successful exploitation of an oil or gas resource that ultimately depends upon the geology of the resource, the total amount and costs to develop recoverable reserves and operations factors relating to the extraction of natural gas; (xi) the effects on the Company's business resulting from reduced liquidity in the trading and power industry; (xii) the Company's ability to access the capital markets on attractive term; (xiii) sources and uses of cash are estimates based on current expectations; actual sources may be lower and actual uses may be higher than estimated; (xiv) the direct or indirect effects on the Company's business of a lowering of its credit rating (or actions it may take in response to changing credit rating criteria), including, increased collateral requirements, refusal by the Company's current or potential counterparties to enter into transactions with it and its inability to obtain credit or capital in desired amounts or on favorable terms; and (xv) other risks identified from time-to-time in our reports and registration statements filed with the SEC, including the risk factors identified in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 and in our Annual Report on Form 10-K for the year ended December 31, 2001, which can be found on the Company's web site at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.